                                                                   EXHIBIT 10.21
================================================================================


                                LOAN AGREEMENT

                         Dated as of December 23, 1991


                                    between


                          EXODUS COMMUNICATIONS, INC.

                                 as Borrower,


                                      and


                      VENTURE LENDING & LEASING II, INC.,

                                   as Lender


================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                           Page
ARTICLE 1 - DEFINITIONS...................................................    1

ARTICLE 2  - THE COMMITMENT AND LOANS.....................................    4
       2.1     The Commitment.............................................    4
       2.2     Limitation on Loans........................................    4
       2.3     Notes Evidencing Loans; Repayment..........................    5
       2.4     Procedures for Borrowing...................................    5
       2.5     Interest...................................................    5
       2.6     Interest Rate Calculation..................................    5
       2.7     Default Interest...........................................    5
       2.8     Lender's Records...........................................    6
       2.9     Security...................................................    6
       2.10    Issuance of Warrant to Lender..............................    6

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES................................    6
       3.1     Due Organization...........................................    6
       3.2     Authorization, validity and Enforceability.................    6
       3.3     Compliance with Applicable Laws............................    7
       3.4     Copyrights, Patents, Trademarks and Licenses...............    7
       3.5     No Conflict................................................    7
       3.6     No Litigation, Claims or proceedings.......................    7
       3.7     correctness of Financial Statements........................    7
       3.8     No Subsidiaries............................................    7
       3.9     Environmental Matters......................................    7
       3.10    No Event of Default........................................    7
       3.11    Full Disclosure............................................    8

ARTICLE 4 - CONDITIONS PRECEDENT..........................................    8
       4.1     Conditions to First Loan...................................    8
       4.2     Conditions to All Loans....................................    9

ARTICLE 5 - AFFIRMATIVE COVENANTS.........................................    9
       5.1     Notice to Lender...........................................    9
       5.2     Financial Statements.......................................   10
       5.3     Managerial Assistance from Lender..........................   10
       5.4     Existence..................................................   11
       5.5     Accounting Records.........................................   11
       5.6     Compliance with Laws.......................................   11
       5.7     Taxes and Other Liabilities................................   11
       5.8     Financial Covenants........................................   11
       5.9     Use of Proceeds............................................   11

ARTICLE 6 - NEGATIVE COVENANTS............................................   11
       6.1     Dividends..................................................   12
       6.2     Changes/Mergers............................................   12
       6.3     Sales of Assets............................................   12

ARTICLE 7  - EVENTS OF DEFAULT............................................   12
       7.1     Events of Default..........................................   12

ARTICLE 8 - GENERAL PROVISIONS............................................   13
       8.1     Notices....................................................   13
       8.2     Binding Effect.............................................   13
       8.3     No waiver..................................................   14
       8.4     Rights Cumulative..........................................   14
       8.5     Unenforceable Provisions...................................   14
       8.6     Accounting Terms...........................................   14
       8.7     Indemnification; Exculpation...............................   14
       8.8     Reimbursement..............................................   14
       8.9     Execution in Counterparts..................................   15
       8.10    Entire Agreement...........................................   15
       8.11    Governing Law and Jurisdiction.............................   15
       8.12    Waiver of Jury Trial.......................................   15

                                LIST OF EXHIBITS
                                ----------------

Exhibit "A"    Form of Note
Exhibit "B"    Form of Borrowing Request
Exhibit "C"    Security Agreement (Equipment)
Exhibit "D"    Form of Warrant

                                LOAN AGREEMENT


          This LOAN AGREEMENT is entered into as of December 23, 1997, between EXODUS COMMUNICATIONS, INC., a California corporation ("Borrower"), and VENTURE LENDING & LEASING II, INC., a Maryland corporation ("VLLI" or "Lender").

          WHEREAS, Lender has agreed to make available to Borrower a loan facility upon the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and Covenants contained herein, the parties agree as follows:


                            ARTICLE 1 - DEFINITIONS

          The definitions appearing in this Agreement or any supplement or addendum to this Agreement, shall be applicable to both the singular and plural forms of the defined terms:

          "ADDITIONAL INTEREST" means, with respect to each Loan, an amount of interest payable thereon, in addition to Basic Interest, payable on the Maturity Date of such Loan in an amount equal to fifteen percent (15.00%) of the original principal amount of such Loan.

          "AFFILIATE" means any Person which directly or indirectly controls, is controlled by, or is under common control with, Borrower. "Control," "controlled by" and "under common control with" means direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise) ; provided that control shall be conclusively presumed when any Person or affiliated group directly or indirectly owns five percent or more of the securities having ordinary voting power for the election of directors of a corporation.

          "AGREEMENT" means this Loan Agreement as it may be amended or supplemented from time to time.

          "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. (S)101, et seq.), as amended.
               -- ---

          "BASIC INTEREST" means the fixed rate of interest payable on the outstanding balance of each Loan at the applicable Designated Rate.

          "BORROWING DATE" means the Business Day on which the proceeds of a Loan are disbursed by Lender.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

          "CLOSING DATE" means the date of this Agreement.

          "COLLATERAL" has the meaning ascribed thereto in the Security
Agreement.

          "COMMITMENT" means the obligation of Lender to make Loans to Borrower in an aggregate, original principal amount not exceeding Five Million Dollars ($5,000,000.00).

          "DEFAULT" means an event which with the giving of notice, passage of time, or both would constitute an Event of Default.

          "DEFAULT RATE" is defined in Section 2.7.
                                       -----------

          "DESIGNATED RATE" means a fixed rate of interest per annum applicable to a Loan calculated at ten and 10/100 percent (10.10%).

          "ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, or safety matters.

          "EQUIPMENT" means all of Debtor's specific equipment identified and described on Schedule 1 attached to the Security Agreement and incorporated
             ----------
herein by reference (as such Schedule may be amended or supplemented from time to time) all replacements, parts, accessions and additions thereto, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

          "EVENT OF DEFAULT" means any event described in Article 7,

          "GAAP" means generally accepted accounting principles and practices consistent with those principles and practices promulgated or adopted by the Financial Accounting Standards Board and the Board of the American Institute of Certified Public Accountants, their respective predecessors and successors. Each accounting term used but not otherwise expressly defined herein shall have the meaning given it by GAAP.

          "INDEBTEDNESS" of any Person means at any date, without duplication and without regard to whether matured or unmatured, absolute or contingent: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments;
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance, or similar instrument, whether drawn or undrawn; (vi) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities; (vii) all obligations of such Person in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, except to the extent that such obligations remain performable solely at the option of such Person;
(viii) all obligations to repurchase assets previously sold (including any obligation to repurchase any accounts or chattel paper under any factoring, receivables purchase, or similar arrangement) (ix) obligations of such Person under interest rate swap, cap, collar or similar hedging arrangements; and (x) all obligations of others of any type described in clause (i) through clause
                                                   ----------         ------
(ix) above guaranteed by such Person.
----

          "INSOLVENCY PROCEEDING" means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "LIEN" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest, covering all or any part of the property of Borrower or any other Person.

          "LOAN" means an extension of credit by Lender under Section 2 of this
                                                              ---------
Agreement.

          "LOAN DOCUMENTS" means, individually and collectively, this Agreement, each Note, the Security Agreement and any other security or pledge agreement(s), and all other contracts, instruments, addenda and documents executed in connection with this Agreement or the extensions of credit which are the subject of this Agreement.

          "MATERIAL ADVERSE EFFECT" OR "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or condition (financial or otherwise) of Borrower; (b) a material impairment of the ability of Borrower to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document

          "MATURITY DATE". means, with regard to each Note, the date on which payment of all outstanding principal and accrued interest, including Additional Interest, is due, whether at stated maturity or by acceleration.

          "NOTE" means a promissory note substantially in the form of Exhibit
                                                                      -------
"A" hereto, executed by Borrower evidencing each Loan.
---

          "OBLIGATIONS" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document, owing by Borrower to Lender, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "PERSON" means any individual or entity.

          "QUALIFIED PUBLIC OFFERING" means the closing of a firmly underwritten public offering of Borrower's common stock with aggregate proceeds of not less than $10,000,000 (prior to underwriting expenses and commissions)

          "RELATED PERSON" means any Affiliate of Borrower, or any officer, employee, director or shareholder of Borrower or any Affiliate.

          "SECURITY AGREEMENT" means the Security Agreement substantially in the form of Exhibit "C" hereto, executed by Borrower.
        -----------

          "TERMINATION DATE" means the earlier of:   (a) the date Lender may
terminate making loans or extending the credit pursuant to the rights of Lender under Article 7, or (b) June 30, 1998.

          "UCC" means the Uniform Commercial Code as enacted in the applicable jurisdiction, in effect on the Closing Date and as amended from time to time.

                     ARTICLE 2 - THE COMMITMENT AND LOANS

     2.1  THE COMMITMENT.    Subject to the terms and conditions of this
Agreement, Lender agrees to make term loans to Borrower from time to time from the Closing Date and to, but not including, the Termination Date in an aggregate principal amount not exceeding the Commitment for purposes of financing Borrower 5 acquisition of Equipment. The Commitment is not a revolving credit commitment, and Borrower shall not have the right to repay and reborrow hereunder.

     2.2  LIMITATION ON LOANS.    Each Loan shall be in an amount not to exceed
one hundred percent (100%) of the amount paid or payable by Borrower to a non-affiliated manufacturer, vendor or dealer for an item of Equipment as shown on an invoice therefor (excluding any commissions and any portion of the payment which relates to the servicing of the equipment and sales taxes payable by Borrower upon acquisition, and delivery charges)

          (A) Lender shall not be obligated to make any Loan under its Commitment if at the time of or after giving effect to the proposed Loan Lender would no longer qualify as: (A) a "venture capital operating company" under U.S. Department of Labor Regulations Section 2510.3-101(d), Title 29 of the Code of Federal Regulations, as amended; and (B) a "business development company" under the provisions of federal Investment Company Act of 1940, as amended; and (C) a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended. Each Loan requested by Borrower to be made on a single Business Day shall be for a principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) or a multiple thereof, except to the extent the remaining Commitment is a lesser amount.

     2.3  NOTES EVIDENCING LOANS; REPAYMENT.  Each Loan shall be evidenced by a separate Note payable to the order of Lender substantially in the form of Exhibit "A" to this Agreement, in the total principal amount of the Loan.
-----------

Each Note shall be payable as follows: Principal and Basic Interest shall be paid in forty two (42) equal and successive monthly payments, in advance, beginning on the Borrowing Date and continuing on the first Business Day of each month thereafter; provided, that if the Borrowing Date of a Loan is not the
                  --------
first day of a month, then (i) the 42-month amortization period shall commence on the first day of the next month following the Borrowing Date, and (ii) Borrower shall pay to Lender, in advance on the Borrowing Date a payment of Basic Interest that will accrue on such Loan from the Borrowing Date through the last day of such month. Borrower shall also prepay on the Borrowing Date the first amortization installment payment. The Additional Interest on each Loan shall be paid on the first Business Day of the forty third (43rd) full month after the Borrowing Date of such Loan. The payment of amortization installments of principal of and interest on a Loan in advance results in a higher effective rate of interest than the stated Designated Rate applicable to such Loan.

     2.4  PROCEDURES FOR BORROWING.

          (a) Borrower shall give Lender at least five (5) Business Days' prior to a proposed Borrowing Date written notice of any request for borrowing hereunder (a "Borrowing Request"). Each Borrowing Request shall be in substantially the form of Exhibit "B" hereto, shall be executed by the chief
                          -----------
financial officer of Borrower, and shall state how much is requested, and shall be accompanied by copies of invoices for the Equipment to be financed and such additional information and documentation as Lender may deem reasonably necessary to determine whether the proposed borrowing will comply with the limitations in
Section 2.2.  To the Borrower's best knowledge after due inquiry of its senior
-----------
officers, the Borrowing Request shall also certify that all Equipment to be financed thereby is owned by Borrower free and clear of all Liens except in favor of Lender

          (b) No later than 1:00 p.m. Pacific Standard Time on the Borrowing Date, if Borrower has satisfied the conditions precedent in Article 4, Lender shall make the Loan available to Borrower in immediately available funds

     2.5  INTEREST.    Basic Interest on the outstanding principal balance of
the each Loan shall accrue daily from the Borrowing Date until the Maturity Date at the Designated Rate. On the Maturity Date of a Loan, Borrower shall pay the Additional Interest thereon.

     2.6  INTEREST RATE CALCULATION.    Basic Interest, along with charges and
fees under this Agreement and any Loan Document, shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay Lender interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

     2.7  DEFAULT INTEREST.    Any unpaid payments of principal or interest with
respect to any Loan shall bear interest from their respective maturities, whether scheduled or accelerated, at the Designated Rate for such Loan plus five
                                                                       ----
percent (5.00%) per annum, until paid in full, whether before or after judgment (the "Default Rate"). Borrower shall pay such interest on demand.

     2.8  LENDER'S RECORDS.    Principal, Basic Interest, Additional Interest
and all other sums owed under any Loan Document shall be evidenced by entries in records maintained by Lender for such purpose. Each payment on and any other credits with respect to principal, Basic Interest, Additional Interest and all other sums outstanding under any Loan Document shall be evidenced by entries in such records. Absent manifest error, Lender's records shall be conclusive evidence thereof.

     2.9  SECURITY.   As security for all Obligations to Lender, Borrower shall
grant concurrently to Lender, or ensure that Lender is concurrently granted, perfected security interests of first priority in all of the . Equipment and other Collateral pursuant to the Security Agreement, subject only to Liens disclosed to and approved by Lender prior to the Closing Date to this Agreement.

     2.10 ISSUANCE OF WARRANT TO LENDER. As additional consideration for the making of the Loans under this Agreement, upon the making of, and as a condition to, the initial Loan, Lender shall be entitled to receive a warrant to purchase 125,000 shares of Series Dl Preferred Stock of Borrower ("Warrant Shares") with a per share price equal to $2.85. The warrant issued under this Agreement shall be in substantially the form attached hereto as Exhibit "D".
                                                -----------

                  ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

          Borrower represents and warrants that as of the Closing Date and each Borrowing Date:

     3.1  DUE ORGANIZATION.    Borrower is a corporation duly organized and
validly existing in good standing under the laws of California, and is duly qualified to conduct business and is in good standing in each other jurisdiction in which its business is conducted or its properties are located.

     3.2  AUTHORIZATION, VALIDITY AND ENFORCEABILITY.     The execution,
delivery and performance of all Loan Documents executed by Borrower are within Borrower 5 powers, have been duly authorized, and are not in conflict with Borrower 5 articles of incorporation or by-laws, or the terms of any charter or other organizational document of Borrower, as amended from time to time; and all such Loan Documents constitute valid and binding obligations of Borrower, enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights in general, and subject to general principles of equity).

     3.3  COMPLIANCE WITH APPLICABLE LAWS.    Borrower has complied with all
licensing, permit and fictitious name requirements necessary to lawfully conduct the business in which it is engaged, and to any sales, leases or the furnishing of services by Borrower, including without limitation those requiring consumer or other disclosures, the noncompliance with which would have a Material Adverse Effect.

     3.4  COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES.

          (a) To its knowledge, Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person.

          (b) To Borrower's knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower infringes upon any rights held by any other Person.

          (c) No claim or litigation regarding any of the foregoing is pending or to Borrower's knowledge, threatened, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     3.5 NO CONFLICT. The execution, delivery, and performance by Borrower of all Loan Documents are not in conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which Borrower is a party or by which Borrower may be bound or affected.

     3.6  NO LITIGATION, CLAIMS OR PROCEEDINGS.     Except for the pending
action of Michael Blackman verus Exodus communications, Inc., which involves a claim for breach of an alleged oral agreement regarding compensation by the Company to a former consultant to the Company. There is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of Borrower, threatened against or affecting Borrower or its property.

     3.7  CORRECTNESS OF FINANCIAL STATEMENTS.      Borrower's financial
statements which have been delivered to Lender fairly and accurately reflect Borrower 5 financial condition as of August 31, 1997; and, since that date there has been no Material Adverse Change.

     3.8 NO SUBSIDIARIES. Borrower is not a majority owner of or in a control relationship with any other business entity.

     3.9  ENVIRONMENTAL MATTERS.    Borrower has reviewed, or caused to be
reviewed on its behalf, all Environmental Laws applicable to its business operations and materials handled therein, and as a result thereof has reasonably concluded that Borrower is in compliance with such Environmental Laws, except to the extent a failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect on Borrower 5 operations, properties or financial condition.

     3.10 NO EVENT OF DEFAULT.    No Default or Event of Default has occurred
and is continuing.

     3.11 FULL DISCLOSURE.     None of the representations or warranties made by
Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the information contained in any exhibit, report or certificate furnished by or on behalf of Borrower in connection with the Loan Documents (including disclosure materials delivered by or on behalf of Borrower to Lender prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in [light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                       ARTICLE 4 - CONDITIONS PRECEDENT

     4.1  CONDITIONS TO FIRST LOAN.     The obligation of Lender to make its
first Loan hereunder is, in addition to the conditions precedent specified in
Section 4.2, subject to the fulfillment of the following conditions and to the
-----------
receipt by Lender of the documents described below, duly executed and in form and substance satisfactory to Lender and its counsel:

          (A) RESOLUTIONS. A certified copy of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance by Borrower of the Loan Documents.

          (B) INCUMBENCY AND SIGNATURES. A certificate of the secretary of Borrower certifying the names of the officer or officers of Borrower authorized to sign the Loan Documents, together with a sample of the true signature of each such officer.

          (C) OPINION OF COUNSEL. The opinion of Fenwick & West LLP, counsel for Borrower, together with any opinions, certificates and other matters on which such opinion relies.

          (D) ARTICLES AND BY-LAWS. Certified copies of the Articles of Incorporation and By-Laws of Borrower, as amended through the Closing Date.

          (E) THE AGREEMENT. A counterpart of this Agreement with all schedules completed and attached thereto, and disclosing such information as is acceptable to Lender.

          (F) SECURITY AGREEMENT. A Security Agreement executed by Borrower, substantially in the form of Exhibit "C", together with filing copies (or other
                             -----------
evidenced of filing satisfactory to Lender and its Counsel) of such Uniform Commercial Code financing statements, collateral assignments and termination statements, with respect to the Collateral (as defined in such Security Agreement) as Lender shall request.

          (G) LIEN SEARCHES. Uniform Commercial Code lien, judgment, bankruptcy and tax lien searches of Borrower from the California Secretary of State, as of a date reasonably satisfactory to Lender and its counsel.

          (H) GOOD STANDING CERTIFICATE. A Certificate of Good Standing as of a date acceptable to Lender with respect to Borrower from the California Secretary of State.

          (I) WARRANT. A warrant issued by Borrower to Lender exercisable for the Warrant Shares, as described in Section 2.10 hereof.
                                    ------------

     4.2 CONDITIONS TO ALL LOANS.   The obligation of Lender to make its initial
Loan and each subsequent Loan is subject to the following further conditions precedent that:

          (A) NO DEFAULT. No Default or Event of Default has occurred and is continuing or will result from the making of any such Loan, and the representations and warranties of Borrower contained in Article 3 of this Agreement are true and correct as of the Borrowing Date of such Loan.

          (B) NO ADVERSE MATERIAL CHANGE. No Material Adverse Change shall have occurred since the date of the most recent financial statements submitted to Lender.

          (C) NOTE. Borrower shall have delivered an executed Note evidencing such Loan, in form and substance satisfactory to Lender.

          (D) BORROWING REQUEST. Borrower shall have delivered to Lender a Borrowing request for such Loan.

          (E) VCOC LIMITATION. The making of the Loan will not result in a violation of the condition applicable to Lender described in Section 2.2.
                                                             -----------


                       ARTICLE 5 - AFFIRMATIVE COVENANTS

          During the term of this Agreement and until its performance of all obligations to Lender, Borrower will:

     5.1  NOTICE TO LENDER.  Promptly give written notice to each Lender of:

          (a) Any litigation or administrative or regulatory proceeding affecting Borrower where the amount claimed against Borrower is Fifty Thousand Dollars ($50,000) or more, or where the granting of the relief requested would have a Material Adverse Effect.

          (b) Any substantial dispute which may exist between Borrower or any governmental or regulatory authority.

          (c) The occurrence of any Event of Default or any event which with the giving of notice, the passage of time, or both, would constitute an Event of Default.

          (d) Any change in the location of any of Borrower's places of business at least thirty (30) days in advance of such change, or of the establishment of any new, or the discontinuance of any existing, place of business.

          (e) Any other matter which has resulted or might result in a Material Adverse Change.

     5.2  FINANCIAL STATEMENTS.    Deliver to each Lender or cause to be
delivered to Lender, in form and detail satisfactory to Lender the following financial information, which Borrower warrants shall be accurate and complete in all material respects:

          (A) MONTHLY FINANCIAL STATEMENTS. As soon as available but no later than thirty (30) days after the end of each month, Borrower's balance sheet as of the end of such period, and Borrower's income statement for such period and for that portion of Borrower's financial reporting year ending with such period, prepared and attested by a responsible financial officer of Borrower as being complete and correct and fairly presenting Borrower's financial condition and the results of Borrower's operations. After a Qualified public offering, the foregoing interim financial statements shall be delivered no later than 45 days after each fiscal quarter and for the quarter-annual fiscal period then ended.

          (B) YEAR-END FINANCIAL STATEMENTS. As soon as available but no later than ninety (90) days after and as of the end of each financial reporting year, a complete copy of Borrower's audit report, which shall include balance sheet, income statement, statement of changes in equity and statement of cash flows for such year, prepared and certified by an independent certified public accountant selected by Borrower and reasonably satisfactory to Lender (the "Accountant"). The Accountant's certification shall not be qualified or limited due to a restricted or limited examination by the Accountant of any material portion of Borrower's records or otherwise.

          (C) COMPLIANCE CERTIFICATES. Simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate of the chief financial officer of Borrower stating whether any Default or Event of Default exists on the date of such certificate, and if so, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto.

          (D) GOVERNMENT REQUIRED REPORTS; PRESS RELEASES. Promptly after sending, issuing, making available, or filing, copies of all statements released to any news media for publication, all reports, proxy statements, and financial statements that Borrower sends or makes available to its stockholders, and, not later than ten (10) days after actual filing or the date such filing was first due, all registration statements and reports that Borrower files or is required to file with the Securities and Exchange Commission.

          (E) OTHER INFORMATION. Such other statements, lists of property and accounts, budgets, forecasts, reports, or other information as any Lender may reasonably from time to time request.

     5.3  MANAGERIAL ASSISTANCE FROM LENDER.    Without creating any affirmative
obligation for Borrower to follow any advice from Lender or otherwise obligate Borrower to incur any expenses or cost, permit Lender, as a "venture capital operating company" to participate in, and influence the conduct of management of Borrower through the exercise of "management rights," as such terms are defined in 29 C.F.R. (S) 2510.3-101(d), and:

          (a) Permit Lender to make available to Borrower, at no cost to Borrower, "significant managerial assistance", as defined in Section 2(a) (47) of the Investment Company Act of 1940, as amended, either in the form of: (i) consulting arrangements with Lender or any of its officers, directors, employees or affiliates, (ii) Borrower 5 allowing Lender to provide recommendations of prospective candidates for election to Borrower's Board of Directors, or (iii) Lender, at Borrower's request, seeking the services of third-party consultants to aid Borrower with respect to its management and operations;

          (b) Permit Lender to make available consulting and advisory services to officers of Borrower regarding Borrower's equipment acquisition and financing plans, and such other matters affecting the business, financial condition and prospects of Borrower as Lender shall reasonably deem relevant; and

          (c) If Lender reasonably believes that financial or other developments affecting Borrower have impaired or are likely to impair Borrower's ability to perform its obligations under this Agreement, permit Lender reasonable access to Borrower's management and/or Board of Directors and opportunity to present Lender's views with respect to such developments.

     5.4 EXISTENCE. Maintain and preserve Borrower 5 existence, present form of business, and all rights and privileges necessary or desirable in the normal course of its business.

     5.5  ACCOUNTING RECORDS.     Maintain adequate books, accounts and records,
and prepare all financial statements in accordance with GAAP, and in compliance with the regulations of any governmental or regulatory authority having jurisdiction over Borrower or Borrower's business; and permit employees or agents of Lender at such reasonable times as Lender may request, at Borrower 5 expense, to inspect Borrower's properties, and to examine, and make copies and memoranda of Borrower 5 books, accounts and records.

     5.6  COMPLIANCE WITH LAWS.   Comply with all laws (including Environmental
Laws), rules, regulations applicable to, and all orders and directives of any governmental or regulatory authority having jurisdiction over, Borrower or Borrower's business, and with all material agreements to which Borrower is a party.

     5.7  TAXES AND OTHER LIABILITIES.    Pay all Borrower's obligations when
due; pay all taxes and other governmental or regulatory assessments before delinquency or before any penalty attaches thereto, except as may be contested in good faith by the appropriate procedures and for which Borrower shall maintain appropriate reserves; and timely file all required tax returns.

     5.8 FINANCIAL COVENANTS. Comply with the terms of all financial covenants contained in any addendum to this Agreement.

     5.9  USE OF PROCEEDS.    Use the proceeds of Loans only as set forth in
Article 2 of this Agreement; and not use such proceeds directly or indirectly to purchase or carry any margin stock, as defined from time to time by the Board of Governors of the Federal Reserve System in Federal Regulation U.

                        ARTICLE 6 - NEGATIVE COVENANTS

          During the term of this Agreement and until the performance of all obligations to Lender, Borrower will not:

     6.1  CHANGES/MERGERS.    Liquidate or dissolve, or enter into any
consolidation, merger, partnership, joint venture or other combination except for joint ventures, strategic alliances, licensing and similar arrangements customary in Borrower's industry for businesses in the development stage of Borrower and which do not require Borrower to assume or otherwise become liable for the obligations of any third party not directly related to or arising out of such arrangement or, without the prior written consent of Lender, require Borrower to transfer ownership of assets to such joint venture or other entity; prepay any subordinated debt, debt for borrowed money, or debt secured by any permitted Lien, or enter into or modify any agreement as a result of which the terms of payment of any such debt are waived or modified provided, however, Borrower may prepay its revolving Loan with Silicon valley Bank.

     6.2  SALES OF ASSETS.    Sell, transfer, lease or otherwise dispose of any
of the Collateral except for fair consideration and in the ordinary course of its business; or enter into any sale or leaseback agreement covering any of Borrower 5 fixed or capital assets.

                         ARTICLE 7 - EVENTS OR DEFAULT

     7.1  EVENTS OF DEFAULT.   Upon the occurrence and during the continuation
of any Default, the obligation of Lender to make any additional Loan shall be suspended. The occurrence of any of the following shall terminate any obligation of Lender to make any additional Loan; and shall, at the option of Lender (1) make all sums of Basic Interest, principal, Additional Interest and any other amounts owing under any Loan Documents immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands, and (2) give Lender the right to exercise any other right or remedy provided by contract or applicable law:

          (a) Borrower shall fail to make any payment of principal or interest under this Agreement, or to pay any fees or other charges when due under any Loan Document, and such failure continues for three (3) Business Days or more after the same first becomes due; or an Event of Default as defined in any other Loan Document shall have occurred.

          (b) Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower shall prove to have been false or misleading in any material respect when made or deemed made herein.

          (c) Borrower shall fail to pay its debts generally as they become due or shall commence any Insolvency Proceeding with respect to itself; an involuntary Insolvency Proceeding shall be filed against Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower, and such involuntary Insolvency Proceeding, petition or appointment is acquiesced to by Borrower or is not dismissed within sixty
(60) days; or the dissolution or termination of the business of Borrower.

          (d) Borrower shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to Lender or to any Person which results in the acceleration of payment of such obligation in an amount in excess of One Hundred Thousand Dollars ($100,000).

          (e) Any governmental or regulatory authority shall take any judicial or administrative action against Borrower, or any defined benefit pension plan maintained by Borrower shall have any unfunded liabilities, any of which, in the reasonable judgment of Lender, might have a Material Adverse Effect

          (f) Any sale, transfer or other disposition of all or a substantial or material part of the assets of Borrower, including without limitation to any trust or similar entity, shall occur.

          (g) Any judgment(s) singly or in the aggregate in excess of One Hundred Thousand Dollars ($100,000) shall be entered against Borrower which remain unsatisfied, unvacated or unstayed pending appeal for ten (10) or more days after entry thereof.

          (h) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of fifty percent (50%) or more of the outstanding shares of voting stock of Borrower

          (i) Borrower shall fail to perform any of its duties or obligations under any Loan Document not specifically referenced in this Article 7, and such failure shall be material,

                        ARTICLE 8 - GENERAL PROVISIONS

     8.1  NOTICES.    Any notice given by any party under any Loan Document
shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile, to be promptly confirmed in writing, or other authenticated message, charges prepaid, to the other party's or parties' addresses shown on the signature pages hereto. Each party may change the address or facsimile number to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next business day after delivery to the courier service; if by first class mail, on the third business day after deposit in the U.S. Mail; and if by telecopy, on the date of transmission.

     8.2  BINDING EFFECT.    The Loan Documents shall be binding upon and inure
to the benefit of Borrower and Lender and their respective successors and assigns; provided, however, that Borrower may not assign or transfer Borrower 5 rights or obligations under any Loan Document without each Lender's prior written consent. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender's rights and obligations under the Loan Documents. In connection with any of the foregoing, Lender may disclose all documents and information which Lender now or hereafter may have relating to the Loans, Borrower, or its business.

     8.3  NO WAIVER.    Any waiver, consent or approval by Lender of any Event
of Default or breach of any provision, condition, or covenant of any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Loan Document. No failure or delay on the part of Lender in exercising any power, right, or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege. Lender has the right at its sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the Maturity Date unless Lender agrees otherwise in writing.

     8.4 RIGHTS CUMULATIVE. All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

     8.5  UNENFORCEABLE PROVISIONS.     Any provision of any Loan Document
executed by Borrower which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Loan Document shall remain valid and enforceable.

      8.6 ACCOUNTING TERMS. Except as otherwise provided in this Agreement, accounting terms and financial covenants and information shall be determined and prepared in accordance with GAAP.

     8.7  INDEMNIFICATION; EXCULPATION.    Provided Borrower is given reasonable
notice and an opportunity to control any action or proceeding, Borrower shall pay and protect, defend and indemnify Lender and Lender's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively "Agents") against, and hold Lender and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys' fees and costs) and other amounts incurred by Lender and each such Agent, arising from
(i) the matters contemplated by this Agreement or any other Loan Documents or
(ii) any contention that Borrower has failed to comply with any law, rule, regulation, order or directive applicable to Borrower's business; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Lender's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Borrower's obligations to Lender. Notwithstanding the forgoing, Borrower shall not be liable under this Section 8.7 or otherwise for any form of special, incidental, indirect, consequential or punitive damages, whether or not foreseen, whether based on breach of contract or otherwise. Borrower 5 minimum liability, arising from or related to this Agreement shall not exceed the aggregate of all monies borrowed hereunder from Lender, including accrued but unpaid interest.

     8.8  REIMBURSEMENT.    Borrower shall reimburse Lender for all costs and
expenses, including without limitation reasonable attorneys' fees and disbursements expended or incurred by Lender in any arbitration, mediation, judicial reference or legal action in connection with (a) the preparation, negotiation, amendment, interpretation and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Lender's rights, remedies and obligations under the Loan Documents, (b) collecting any sum which becomes due Lender under any Loan Document, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (d) the protection, preservation or enforcement of any rights of Lender. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with an Insolvency Proceeding; (4) garnishment, levy, and debtor and third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. All of the foregoing costs and expenses shall be payable upon demand by Lender, and if not paid within forty-five (45) days of presentation of invoices shall bear interest at the highest applicable Default Rate. Notwithstanding the foregoing, Borrower shall not be liable to Lender under this
Section 8.8 for any action or dispute that is resolved favorably for Borrower.

     8.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

     8.10 ENTIRE AGREEMENT.   The Loan Documents are intended by the parties as
the final expression of their agreement and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only in a writing signed by Borrower and Lender.

     8.11 GOVERNING LAW AND JURISDICTION.

          (a) THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN, CENTRAL OR SOUTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER AND LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. BORROWER AND LENDER EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     8.12 WAIVER OF JURY TRIAL.   BORROWER AND LENDER EACH WAIVES ITS
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER AND LENDER EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEMS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE

OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date set forth in the preamble.

Addresses for Notices:                       EXODUS COMMUNICATIONS, INC.
---------------------

2650 San Tomas Expressway                    By: /s/ Dick Stoltz
                                                --------------------------------
Santa Clara, CA  95051                       Name: Dick Stoltz
                                                   -----------------------------
Attn:  Dick Stoltz                           Its: CFO/COO
                                                  ------------------------------
Fax No.: 408-346-2206


Venture Lending & Leasing II, Inc.           VENTURE LENDING & LEASING II, INC.
2010 North First Street, Suite 310
San Jose, CA  95131                          By:________________________________
Attn: Salvador 0. Gutierrez                  Name:______________________________
      Chief Financial Officer                Its:_______________________________
Fax No. 408-435-8625

                                   EXHIBIT A

                                                                [Note No. X-XXX]

                            FORM OF PROMISSORY NOTE

$____________________                                 ___________________, 199__
                                                            San Jose, California

     The undersigned ("Borrower") promises to pay to the order of VENTURE LENDING & LEASING II, INC., a Maryland corporation ("Lender") at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of _____________________________________

____________ Dollars ($__________), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum of _____________ percent (___%) , and with Additional Interest in the sum of [15% of face amount] Dollars ($__________) payable on the Maturity Date.

     This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan Agreement dated ___________________, 199__ , between Borrower and Lender. Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

     Principal of and interest on this Note shall be payable as follows:

     On the Borrowing Date, Borrower shall pay (i) Basic Interest, in advance, on the outstanding principal balance of this Note at the Designated Rate for the period from the Borrowing Date through [the last day of the same month]; and
(ii) a first (1st) amortization installment of principal and Basic Interest in the amount of ___________________, in advance for the month of [ first full month after Borrowing Date].

     Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest shall be payable, in advance, in ____________________ equal consecutive installments of ____________________
_______________________ Dollars ($__________) each, with a ____________________
______) installment equal to the entire unpaid principal balance and accrued Basic Interest on _________________, 199 . The Additional Interest amount shall be payable on (one month later], 199____.

     Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

     Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California.

                                 Exodus Communications, Inc.


                                 By:_________________________________

                                 Name:_______________________________

                                 Its:________________________________

                                   EXHIBIT B


                               BORROWER REQUEST
                                                                  _________,1997

Venture Lending & Leasing II, Inc.
2010 North First Street, Suite 310
San Jose, CA 95131

     Re:  EXODUS COMMUNICATIONS, INC.

Gentlemen:

     Reference is made to the Loan Agreement dated as of _______________ 1997 (as it has been and may be amended from time to time, the "Loan Agreement", the capitalized terms used herein as defined therein), between Venture Lending & Leasing II, Inc. and Exodus Communications, Inc. (the "Company").

     The undersigned is the Chief Financial Officer of the Company, and hereby requests a Loan under the Loan Agreement, and in that connection certifies as follows:

     1.  The amount of the proposed Loan is $___________. The Business Day
of the proposed Loan is _______   1997.

     2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, and the representations and warranties of the Company contained in Article 3 of the Loan Agreement are true and correct.

     3. No Material Adverse Change has occurred since the date of the most recent financial statements submitted to you by the Company.

     The Company agrees to notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

                         Very Truly Yours,



                         ___________________________________
                         Chief Financial Officer

                                   EXHIBIT C


                              SECURITY AGREEMENT
                                  (EQUIPMENT)

     This Agreement is made as of December 23, 1997, by EXODUS COMMUNICATIONS, INC., a California Corporation ("Debtor") in favor of VENTURE LENDING & LEASING II, INC., a Maryland corporation ("Secured Party").


                            ARTICLE 1 - DEFINITIONS

     The following definitions shall be applicable to both the singular and plural forms of the defined terms:

     "AGREEMENT" means this Security Agreement, as it may be amended from time to time.

     "COLLATERAL" means all Debtor's Equipment and Fixtures now owned or hereafter acquired, wherever located, and whether held by Debtor or any third party, and all proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all Records relating or useful to, or used in connection with any of the foregoing.

     "EQUIPMENT" means all of Debtor's specific equipment identified and described on schedule 1 attached to this Agreement and incorporated herein by reference (as such Schedule may be amended or supplemented from time to time), all replacements, parts, accessions and additions thereto, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

     "EVENT OF DEFAULT" means an event described in Article 6.

     "FIXTURES" means all items of Equipment that are so related to the real property upon which they are located that an interest in them arises under real property law, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof.

     "INDEBTEDNESS" means all debts, obligations and liabilities of Debtor to Secured Party currently existing or now or hereafter made, incurred or created, whether pursuant to the Loan Documents, whether voluntary or involuntary and however arising or evidenced, whether direct or a acquired by Secured Party by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable and all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred by Secured Party in connection with the collection and enforcement thereof.

     "LIEN" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest Covering all or any part of the property of Debtor or any other Person.

     "LOAN AGREEMENT" means that certain Loan Agreement between Debtor and Secured Party of even date herewith, as amended from time to time.

     "PERSON" means any individual or entity, including without limitation Secured Party where the context so permits and in Secured Party's sole discretion.

     "RECORDS" means all Debtor's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Debtor's business.

     "UNIFORM COMMERCIAL CODE" means the California Uniform Commercial Code, as amended from time to time.

     Terms not specifically defined in this Agreement have the meanings prescribed in the Loan Agreement, and if not defined therein then the meanings prescribed in the Uniform Commercial Code.


                    ARTICLE 2 - GRANT OR SECURITY INTEREST

     To secure the timely payment of the Indebtedness and performance of all obligations of Debtor to Secured Party, Debtor grants to Secured Party a security interest in the Collateral.


                  ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

     Debtor represents and warrants that, at all times during the term of this
Agreement:

     3.1 GOVERNMENTAL ACTIONS. Debtor has obtained all consents and actions of, and has performed all filings with, any governmental or regulatory authority required to authorize the execution, delivery or performance of this Agreement. Debtor has, at the time Lender makes a Loan with respect to an item of equipment in accordance with Section 2.2 of the Loan Agreement, and at all times thereafter while such Loan is outstanding, obtained all Consents and actions of, and has performed all filings with, any governmental or regulatory authority required to grant and perfect Secured Party's security interest in such item of equipment which is part of the Collateral.

     3.2 TITLE. Except for the security interests created by this Agreement, Debtor is and will be the unconditional legal and beneficial owner of the Collateral. The Collateral is subject to no Liens, rights or defenses of others, except Liens permitted under the Loan Agreement.

     3.3 NO MISREPRESENTATION. No representation, warranty or statement by Debtor contained in this Agreement, in any Loan Document or certificate or other writing furnished by Debtor to Secured Party in connection with any Loan Document contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements made therein not misleading in any material respect.

     3.4 COLLATERAL NOT INVENTORY. Debtor is not in the business of selling goods of the kind included within the Collateral subject to this Agreement.

     3.5 CHIEF EXECUTIVE OFFICE. Debtor's chief executive office is located at:

          2650 San Tomas Expressway
          Santa Clara, CA  95051


     3.6 RECORDS LOCATION. Other than as set forth in Section 3.5, Records are maintained at:

          2650 San Tomas Expressway
          Santa Clara, CA  95051


     3.7 EQUIPMENT OR FIXTURES LOCATION. Other than as set forth in Section 3.5, Equipment or Fixtures are located at:

            Wyatt Drive, Santa Clara, CA
            Jersey City, NJ
            Seattle, WA
            Irvine, CA
            Herndon, VA

     3.8 OTHER PLACES OF BUSINESS. In addition to the locations set forth in Sections 3.5 through 3.7, Debtor maintains the following place(s) of business:

            None

     3.9 BUSINESS NAMES. Debtor has conducted business in the following names other than as stated in the preamble to this Agreement:

          Exodus


     3.10 FINANCING STATEMENTS. Copies of all financing statements and all other. documents publicly recorded or filed naming Debtor as debtor or obligor have been delivered to Secured Party, prior to the date of this Agreement.


                       ARTICLE 4 - AFFIRMATIVE COVENANTS

     During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, Debtor will, unless Secured Party otherwise consents in writing:

     4.1 USE OF PROCEEDS. Use the proceeds of any credit extended by Secured Party to Debtor only in accordance with the terms of the Loan Documents.

     4.2 DELIVERY OF CERTAIN ITEMS. Deliver to Secured Party promptly (a) after an Event of Default, all Proceeds; (b) such specific acknowledgments, assignments or other agreements as Secured Party may reasonably request relating to the Collateral; and (c) copies of such Records and other reports in such form and detail and at such times as Secured Party may reasonably require relating to the Collateral.

     4.3 MAINTENANCE OF COLLATERAL; INSPECTION. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and saleable condition, dealing with the Collateral in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and only as permitted by Debtor's insurance policies. Debtor hereby authorizes Secured Party's officers, employees, representatives and agents, upon reasonable notice, at reasonable times and with reasonable frequency, to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Debtor's officers.

     4.4 MAINTENANCE OF RECORDS; INSPECTION. Maintain, or cause to be maintained, complete and accurate records relating to the Collateral. Secured Party, its officer's, employees, agents and representatives, upon reasonable notice, shall have the right, from time to time, to examine the Records relating to the Collateral and to make copies or extracts therefrom.

     4.5  DEBTOR'S DUTY TO GIVE NOTICE.  Give prompt notice to Secured Party of:
(a) any decrease in the value of any Collateral and the amount of such decrease (other than depreciation calculated in the ordinary course of business under applicable tax laws and regulations and in accordance with generally accepted accounting principles); (b) any threatened or asserted dispute or claim with respect to the Collateral; (c) any litigation or administrative or regulatory proceeding which is reasonably likely to have a material adverse effect on Debtor or its business; (d) any change in ownership of any property on which any Collateral is located; and (e) the occurrence of any Event of Default or of any other development, financial or otherwise, which is reasonably likely to materially adversely affect the Collateral or Debtor's ability to pay the indebtedness or perform its obligations to Secured Party.

     4.6 FINANCING STATEMENTS AND OTHER ACTIONS. Execute and deliver to Secured Party, and file or record at Debtor's expense all financing statements, notices and other documents from time to time requested by Secured Party to maintain a first perfected security interest in the Collateral in favor of Secured Party, all in form and substance satisfactory to Secured Party, perform such other acts and execute and deliver to Secured Party such additional conveyances, assignments, agreements and instruments, as Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or Secured Party's rights, powers and remedies hereunder.

     4.7 DECALS, MARKINGS. At the request of Secured Party, firmly affix a decal, stencil or other marking to designated items of Collateral, indicating thereon the security interest of Secured Party.

     4.8 AGREEMENT WITH REAL PROPERTY OWNER/LANDLORD. Obtain and maintain such acknowledgments, consents, waivers and agreements from the owner, lienholder, mortgagee and landlord with respect to any real property on which Collateral is located as Secured Party may require, all in form and substance satisfactory to Secured Party.


                         ARTICLE 5 - NEGATIVE COVENANTS

     During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to secured Party, Debtor will not, without Secured Party's prior written consent:

     5.1 LIENS. Create, incur, assume or permit to exist any Lien on any Collateral, except Liens permitted under the Loan Agreement.

     5.2 DOCUMENTS OF TITLE. Sign or authorize the signing of any financing statement or other document naming Debtor as debtor or obligor, except those which do not relate to the Collateral or which, with respect to the Collateral are permitted under the Loan Agreement, or acquiesce or cooperate in the issuance of any warehouse receipt or other document of title with respect to any Collateral, except those negotiated to Secured Party or those naming Secured Party as secured party.

     5.3 Disposition of Collateral. Sell, transfer, lease or otherwise dispose of any Collateral.

     5.4 CHANGE IN LOCATION, NAME, LEGAL STRUCTURE. If and to the extent the same would in any manner impair the creation, perfection or priority of Secured Party's security interest in the Collateral, (a) maintain Records, its chief executive office or residence, or a place of business at a location other than as specified in Article 3; or (b) change its name, mailing address, the nature of its business, or its legal structure.


                         ARTICLE 6 - EVENTS OF DEFAULT

     6.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:


          (A) Any "Event of Default" as defined in the Loan Agreement.

          (B) Secured Party shall not have a first perfected security interest in any Collateral for ten (10) or more days after notice to Debtor;

          (C) secured Party reasonably determines, in good faith, that its security interest in the Collateral is materially impaired for ten (10) or more days after notice to Debtor;

          (D) secured Party reasonably determines, in good faith, that any or all of the Collateral, including any proceeds, is in danger of dissipation, loss, theft, damage or destruction, or otherwise in jeopardy such as would materially impair the value of the Collateral (with due consideration to applicable insurance coverage);

          (E) Debtor shall fail to perform any of its duties or obligations under this Agreement not specifically referenced in this Article 6 and such failure remains uncured for ten (10) or more days after notice to Debtor;

     6.2 ACCELERATION AND REMEDIES. Upon the occurrence of any Event of Default secured Party shall be entitled to, at Secured

Party's option, without notice or demand of any kind, (a) declare all or any part of the Indebtedness immediately due and payable; (b) exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law; and (c) exercise any or all of Secured Party's rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Debtor under this Agreement shall continue to be effective or be reinstated, as the case nay be, if at any time any payment of any Indebtedness is rescinded or must otherwise be returned by Secured Party upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Debtor, or otherwise, all as though such payment had not been made.

     6.3 SALE OF COLLATERAL. After the occurrence of an Event of Default Secured Party may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem commercially reasonable. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Secured Party may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser, but Secured Party shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Secured Party may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction.

     6.4 DEBTOR'S OBLIGATION UPON DEFAULT. Upon the request of Secured Party after the occurrence of an Event of Default Debtor will:

          (A) Assemble and make available to Secured Party the Collateral at such place(s) as Secured Party shall designate, segregating all Collateral so that each item is capable of identification; and

          (B) Permit Secured Party, by Secured Party's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral and to remove the Collateral or to conduct any public or private sale of the Collateral, all without any liability of Secured Party for rent or other compensation for the use of Debtor's premises.

                   ARTICLE 7 - SPECIAL COLLATERAL PROVISIONS

     7.1 PERFORMANCE OF DEBTOR'S OBLIGATIONS. Without having any obligation to do so, Secured Party may perform or pay any obligation which Debtor has agreed to perform or pay under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Secured Party shall determine the action to be taken and the amount necessary to discharge such obligations. Debtor shall reimburse Secured Party on demand for any amounts paid by Secured Party pursuant to this Section, which amounts shall constitute Indebtedness secured by the Collateral and shall bear interest from the date of demand at the rate applicable to overdue payments under the Loan Agreement.

     7.2 POWER OF ATTORNEY. For the purpose of protecting, preserving and enforcing the Collateral and Secured Party's rights under this Agreement, Debtor hereby irrevocably appoints Secured Party, with full power of substitution, as its attorney-in-fact with full power and authority to do any act which Debtor is obligated to do, or Secured Party has the right to do, hereunder; to exercise such rights with respect to the Collateral as Debtor might exercise; to use such Collateral; to enter Debtor's premises; to give notice of Secured Party's security interest in and to collect the Collateral and the Proceeds; and to execute and file in Debtor's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of Secured Party's security interests in the Collateral. Debtor hereby ratifies all that Secured Party shall lawfully do or cause to be done by virtue of this appointment.

     7.3 AUTHORIZATION FOR SECURED PARTY TO TAKE CERTAIN ACTION. The power of attorney created in Section 7.3 is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Secured Party to exercise such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Secured Party or any of its directors, officers, employees, agents or representatives be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct. Secured Party may exercise this power of attorney without notice to or assent of Debtor, in the name of Debtor, or in Secured Party's own name, from time to time in Secured Party's sole discretion and at Debtor's expense. To further carry out the terms of this Agreement, Secured Party may upon the occurrence of an Event of Default:

          (A) Execute any statements or documents to take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral;

          (B) Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit, assignments, leases, bills of sale, or any other documents relating to the Collateral, including without limitation the Records;

          (C) Use or operate Collateral or any other property of Debtor for the purpose of preserving or liquidating Collateral;

          (D) File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Secured Party for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral;

          (E) Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Secured Party for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence of an Event of Default Secured Party may apply for the appointment of a receiver or similar official to operate Debtor's business, and, to the fullest extent permitted by law, Debtor hereby waives any right to oppose such appointment;

          (F) Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts, at Secured Party's sole discretion, toward repayment of the Indebtedness or replacement of the Collateral.

     7.4 APPLICATION OF PROCEEDS. Any Proceeds and other monies or property received by Secured Party pursuant to the terms of this Agreement or any Loan Document may be applied by Secured Party first to the payment of expenses of collection, including without limitation to reasonable attorneys' fees, and then to the payment of the Indebtedness in such order of application as Secured Party may elect. Notwithstanding the rights given to Debtor pursuant to California Civil Code sections 1479 and 2822 or equivalent provisions in the laws of the state specified in the governing law clause of this document (and any amendments or successors thereto), to designate how payments will be applied, Debtor hereby waives such rights and Secured Party shall have the right in its sole discretion to determine the order and method of the application of payments received from Debtor or from the sale or disposition of the Collateral and to revise such application prospectively or retroactively at its discretion.

     7.5 DEFICIENCY. If the proceeds of any sale of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all Indebtedness, plus all other sums required to be expended or distributed by Secured Party, then Debtor shall be liable for any such deficiency.

     7.6 SECURED PARTY TRANSFER. Upon the transfer of all or any part of the Indebtedness, Secured Party may transfer all or any part of its interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such interest in the Collateral so transferred, and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to such interest in the Collateral so transferred.


                        ARTICLE 8 - GENERAL PROVISIONS

     8.1 NOTICES. Any notice given by any party under this Agreement shall be given in the manner prescribed in the Loan Agreement.

     8.2 BINDING EFFECT. This Agreement shall be binding upon Debtor, its permitted successors, representatives and assigns, and shall inure to the benefit of Secured Party and its successors, representatives and assigns; provided however that Debtor may not assign or transfer Debtor's obligations under this Agreement without Secured Party's prior written consent. Secured Party reserves the right to sell, assign, or transfer its rights and powers under this Agreement in whole or in part without notice to Debtor. In that connection, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to this Agreement, Debtor or Debtor's business.

     8.3 NO WAIVER. Any waiver, consent or approval by Secured Party of any Event of Default or breach of any provision, condition or covenant of this Agreement or any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver or any breach of default shall be deemed a waiver of any later breach or default of the same or any other provision of this Agreement or any of the Loan Documents. No failure or delay on the part of Secured Party in exercising any power, right or privilege under this Agreement or any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof, or the exercise of any further power, right or privilege.

     8.4 RIGHTS CUMULATIVE. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

     8.5 UNENFORCEABLE PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

     8.6 GOVERNING LAW, WAIVER OF NOTICE. Except as nay be otherwise provided by the Uniform Commercial Code or in any addendum hereto, this Agreement shall be governed by and construed in accordance with the laws of the State of California. To the fullest extent permitted by law, Debtor hereby waives presentment, demand, protest, notice of dishonor and all other notices and demands as well as any applicable statute of limitations.

     8.7 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, is intended by Debtor and Secured Party as the final expression of Debtor's obligations to Secured Party in connection with the Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only by a writing signed by Debtor and accepted by Secured Party in writing.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the preamble.


EXODUS COMMUNICATION, INC.                VENTURE LENDING & LEASING II, INC.



By:___________________________            By: _________________________
                                              RONALD W. SWENSON
                                              Chief Executive Officer

                                   EXHIBIT D


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                       WARRANT TO PURCHASE A MAXIMUM OF

                125,000 SHARES OF SERIES Dl PREFERRED STOCK OF

                          EXODUS COMMUNICATIONS, INC.
                          (Void after June 30, 2003)

          This certifies that VENTURE LENDING & LEASING II, INC., a Maryland corporation, or assigns (the "Holder"), for value received, is entitled to purchase from EXODUS COMMUNICATIONS, INC., a California corporation (the "Company"), fully paid and nonassessable shares of the Company's Series Dl Preferred Stock ("Preferred Stock") with a per share exercise price equal to $2.85 (the "Stock Purchase Price"). The purchase may be made at any time or from time to time up to and including 5:00 p.m. (Pacific time) on June 30, 2003 (the "Expiration Date"), upon surrender to the Company at its principal office at 2650 San Tomas Expressway, Santa Clara, CA 95051 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

          This Warrant is subject to the following terms and conditions:

     1.   Exercise; Issuance of Certificates; Payment for Shares.
          ------------------------------------------------------

          (a) Unless an election is made pursuant to clause (b) of this Section 1, this Warrant shall be exercisable at the option of the Holder, at any time or from time to time, on or before the Expiration Date for all or any portion of the shares of Preferred Stock (but not for a fraction of a share) which may be purchased hereunder for the Stock Purchase Price multiplied by the number of shares to be purchased. In the event, however, that pursuant to the Company's Articles of Incorporation, as amended, an event causing automatic conversion of the Company's Preferred Stock shall have occurred prior to the exercise of this warrant, in whole or in part, then this Warrant shall be exercisable for the number of shares of Common Stock of the Company into which the Preferred Stock not purchased upon any prior exercise of the Warrant would have been so converted (and, where the context requires, reference to "Preferred Stock" shall be deemed to include such Common Stock). The Company agrees that the shares of Preferred Stock purchased under this Warrant shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Preferred Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Except as provided in clause (b) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Preferred Stock as may be reasonably requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 2.

          (b) The Holder, in lieu of exercising this Warrant by the payment of the Stock Purchase Price pursuant to clause (a) of this Section 1, may elect, at any time on or before the Expiration Date, to receive that number of shares of Preferred Stock equal to the quotient of: (i) the difference between (A) the Per Share Price (as hereinafter defined) of the Preferred Stock, less (B) the Stock Purchase Price then in effect, multiplied by the number of shares of Preferred Stock the Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant); over
(ii) the Per Share Price.

          (c) For purposes of clause (b) of this Section 1, "Per Share Price" means the product of: (i) the greater of (A) the average of the closing bid and asked prices of the Company's Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of the
-----------------------
Holder's election hereunder or, (B) if applicable at the time of or in connection with the exercise under clause (b) of this Section 1, the gross sales price of one share of the Company's Common Stock pursuant to a registered public offering or that amount which shareholders of the Company will receive for each share of Common Stock pursuant to a merger, reorganization or sale of assets; and (ii) that number of shares of Common Stock into which each share of Preferred Stock is convertible. If the Company's Common Stock is not quoted by NASDAQ or listed on an exchange, the Per Share Price of the Preferred Stock (or the equivalent number of shares of Common Stock into which such Preferred Stock is convertible) shall be the price per share which the Company would obtain from a willing buyer for shares sold by the Company from authorized but unissued shares as such price shall be agreed upon by the Holder and the Company or, if agreement cannot be reached within ten (10) business days of the Holder's election hereunder, as such price shall be determined by a panel of three (3) appraisers, one (1) to be chosen by the Company, one (1) to be chosen by the Holder and the third to be chosen by the first two (2) appraisers. If the appraisers cannot reach agreement within 30 days of the Holder's election hereunder, then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall constitute the Per Share Price. In the event either party fails to choose an appraiser within 30 days of the Holder's election hereunder, then the appraisal of the sole appraiser shall constitute the Per Share Price. Each party shall bear the cost of the appraiser selected by such party and the cost of the third appraiser shall be borne one-half by each party. In the event either party fails to choose an appraiser, the cost of the sole appraiser shall be borne one-half by each party.

     2.   Limitation on Transfer.
          -----------------------

          (a) The Warrant and the Preferred Stock shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to insure compliance with the provisions of the Securities Act. Each holder of this Warrant or the Preferred Stock issuable hereunder will cause any proposed transferee of the Warrant or Preferred Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

          (b) Each certificate representing (i) this Warrant, (ii) the Preferred Stock, (iii) shares of the Company's Common Stock issued upon conversion of the Preferred Stock and (iv) any other securities issued in respect of the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of this Section 2 or unless such securities have been registered under the Securities Act or sold under Rule 144) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (c) The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer the Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or
(iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available. This Warrant may be transferred in whole and not in part, except that it may be transferred in part only to affiliates of the Initial Holder, all pursuant to the other restrictions or transfer declared in this Section 2.

     3.   Shares to be Fully Paid; Reservation of Shares. The Company covenants
          ----------------------------------------------
and agrees that all shares of Preferred Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, (assuming appropriate consideration is tendered by the Holder to the Company) fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Preferred Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Preferred Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Preferred Stock or other securities into which this Warrant is ultimately convertible may be listed. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as defined in Section 4 hereof) (i) if the total number of shares of Preferred Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Preferred Stock then outstanding and all shares of Preferred Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Preferred Stock then authorized by the company's Articles of Incorporation, or
(ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Preferred Stock together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     4.   Adjustment of Stock Purchase Price Number of Shares.  The Stock
          ---------------------------------------------------
Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          4.1  Subdivision or Combination of Stock.  In case the Company shall
               -----------------------------------
at any time subdivide its outstanding shares of Preferred Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Preferred Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          4.2  Dividends in Preferred Stock, Other Stock, Property,
               ---------------------------------------------------
Reclassification.  If at any time or from time to time the holders of Preferred
----------------
Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

          (a) Preferred Stock, or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Preferred Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Preferred Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Preferred Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Preferred Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Preferred Stock as of the date on which holders of Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

          4.3  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Preferred Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive(in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as nay be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          4.4  Notice of Adjustment.  Upon any adjustment of the stock Purchase
               --------------------
Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          4.5  Other Notices.  If at any time:
               -------------

               (a) the Company shall declare any cash dividend upon its Preferred stock;

               (b) the Company shall declare any dividend upon its Preferred Stock payable in stock or make any special dividend or other distribution to the holders of its Preferred Stock;

               (c) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

               (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (e) the Company shall take or propose to take any other action, notice of which is actually provided to holders of the Preferred Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 10 day's prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action, at least 10 day's written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Preferred Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action as the case may be.

          4.6  Certain Events.  If any change in the outstanding Preferred Stock
               --------------
of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

     5.   Issue Tax.  The issuance of certificates for shares of Preferred Stock
          ---------
upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     6.   Closing of Books.   The Company will at no time close its transfer
          ----------------
books against the transfer of any Warrant or of any shares of Preferred Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     7.   No Voting or Dividend Rights; Limitation of Liability. Nothing
          -----------------------------------------------------
contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Preferred Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8.   Intentionally Deleted.
          ---------------------

     9.   Registration Rights.  The Holder hereof shall be entitled, with
          -------------------
respect to the shares of Common Stock or other securities issued upon conversion of such Preferred Stock to the "piggyback" registration rights set forth in section 1.3 of the Second Amended and Restated Investors Rights Agreement dated as of June 25, 1997, as amended from time to time to the same extent and on the same terms and conditions as possessed by the other Warrant Holders thereof.
The company shall take such action as may be reasonably necessary to assure that the granting of such registration rights to the Holder does not violate the provisions of such agreement or any of the Company's charter documents or rights of prior Grantees of registration rights.

     10.  Rights and Obligations Survive Exercise of Warrant. The rights and
          --------------------------------------------------
obligations of the Company, of the Holder of this Warrant and of the holder of shares of Preferred stock issued upon exercise of this Warrant, contained in Sections 6, 8 and 9 shall survive the exercise of this Warrant.

     11.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12.  Notices.  Any notice, request or other document required or permitted
          -------
to be given or delivered to the holder hereof or the Company shall be deemed to have been given (i) upon receipt if delivered personally or by courier (ii) upon confirmation of receipt if by telecopy or (iii) three business days after deposit in the US mail, with postage prepaid and certified or registered, to each such holder at its address as shown on the books of the Company or to the

Company at the address indicated therefor in the first paragraph of this Warrant.

     13.  Binding Effect on Successors.  This Warrant shall be binding upon any
          ----------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the permitted successors and assigns of the Holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Common Stock) to which the Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

     14.  Descriptive Headings and Governing Law.  The descriptive headings of
          --------------------------------------
the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to the conflict of law provisions.

     15.  Lost Warrants or Stock Certificates.  The Company represents and
          -----------------------------------
warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16.  Fractional Shares.  No fractional shares shall be issued upon exercise
          -----------------
of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     17.  Representations of Holder. With respect to this Warrant, Holder
          -------------------------
represents and warrants to the Company as follows:

          17.1  Experience.  It is experienced in evaluating and investing in
                ----------
companies engaged in businesses similar to that of the Company; it understands that investment in the Warrant involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Holder any and all written information it has requested; the officers of the Company have answered to Holder's satisfaction all inquiries made by it; in making this investment it has relied upon information made available to it by the Company; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment.

          17.2  Investment.   It is acquiring the Warrant for investment for its
                ----------
own account and not with a view to, or for resale in connection with, any distribution thereof. It understands that the Warrant, the shares of Preferred Stock issuable upon exercise thereof and the shares of Common Stock issuable upon conversion of the Preferred Stock, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor qualified under applicable state securities laws.

          17.3  Rule 144.  It acknowledges that the Warrant, the Preferred Stock
                --------
and the Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act and there applicability hereto.

          17.4  Access to Data.  It has had an opportunity to discuss the
                --------------
Company's business, management and financial affairs with the Company's management and has had the opportunity to inspect the Company's facilities.

     18.  Additional Representations and Covenants of the Company.  The Company
          -------------------------------------------------------
hereby represents, warrants and agrees as follows:

          18.1  Corporate Power.  The Company has all requisite corporate power
                ---------------
and corporate authority to issue this warrant and to carry out and perform its obligations hereunder.

          18.2  Authorization.  All corporate action on the part of the Company,
                -------------
its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Warrant has been taken. This Warrant is a valid and binding obligation of the Company, enforceable in accordance with its terms.

          18.3  Offering.  Subject in part to and in reliance on the truth and
                --------
accuracy of Holder's representations set forth in Section 17 hereof, the offer, issuance and sale of the Warrant is, and the issuance of Preferred Stock upon exercise of the Warrant and the issuance of Common Stock upon conversion of the Preferred Stock will be exempt from the registration requirements of the securities Act, and are exempt from the qualification requirements of California state securities laws; and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

          18.4  Stock Issuance.  Upon exercise of the Warrant, the Company will
                --------------
use its best efforts to cause stock certificates representing the shares of preferred Stock purchased pursuant to the exercise to be issued in the individual names of Holder, its nominees or assignees, as appropriate at the time of such exercise. Upon conversion of the shares of Preferred Stock to shares of Common Stock, the Company will issue the Common Stock in the individual names of Holder, its nominees or assignees, as appropriate.

          18.5  Articles and By-Laws.  The Company has provided Holder with true
                --------------------
and complete copies of the Company's Articles or Certificate of Incorporation, By-Laws, and each Certificate of Determination or other charter document setting, forth any rights, preferences and privileges of Company's capital stock, each as amended and in effect on the date of issuance of this Warrant.

          18.6  Conversion of Preferred Stock.  As of the date hereof, each
                -----------------------------
share of the Preferred Stock is convertible into one share of the Common Stock.

          18.7  Financial and  Other Reports.  From time to time up to the
                ----------------------------
earlier of the Expiration Date or the complete exercise of this Warrant, the Company shall furnish to Holder (i) within 90 days after the close of each fiscal year of the Company an audited balance sheet and statement of changes in financial position at and as of the end of such fiscal year, together with an audited statement of income for such fiscal year; (ii) within 45 days after the close of each fiscal quarter of the Company, an unaudited balance sheet and statement of cash flows at and as of the end of such quarter, together with an unaudited statement of income for such quarter; and (iii) promptly after sending, making available, or filing, copies of all reports, proxy statements, and financial statements that the Company sends or makes available to its shareholders and all public versions of all final registration statements and reports that the Company files with the SEC.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ___ day of December, 1997.


EXODUS COMMUNICATIONS, INC.


By:_____________________________

Title:__________________________

                             FORM OF SUBSCRIPTION
                             --------------------

                 (To be signed only upon exercise of Warrant)

To: ____________________________


          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________________________________ (_____) (1) shares of
Preferred Stock of __________________________________ and herewith makes payment of _____________________________________ Dollars ($________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________________________________, whose address is
_________________________________.

          The undersigned represents that it is acquiring such Preferred Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control.

                         DATED: _________________________

                         ________________________________
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                         (Address)
                         ________________________________
                         ________________________________


(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Preferred Stock covered thereby set forth hereinbelow, unto:

Name of Assignee              Address               No. of Shares
-----------------------------------------------------------------


                            Dated: __________________________


                            _________________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                              SECURITY AGREEMENT
                                  (EQUIPMENT)

     This Agreement is made as of December 23, 1997, by EXODUS COMMUNICATIONS, INC., a California Corporation ("Debtor") in favor of VENTURE LENDING & LEASING II, INC., a Maryland corporation ("Secured Party").


                            ARTICLE 1 - DEFINITIONS

     The following definitions shall be applicable to both the singular and plural forms of the defined terms:

     "AGREEMENT" means this Security Agreement, as it may be amended from time to time.

     "COLLATERAL" means all Debtor's Equipment and Fixtures now owned or hereafter acquired, wherever located, and whether held by Debtor or any third party, and all proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all Records relating or useful to, or used in connection with any of the foregoing.

     "EQUIPMENT" means all of Debtor's specific equipment identified and described on schedule 1 attached to this Agreement and incorporated herein by
             ----------
reference (as such Schedule may be amended or supplemented from time to time), all replacements, parts, accessions and additions thereto, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

     "EVENT OF DEFAULT" means an event described in Article 6.

     "FIXTURES" means all items of Equipment that are so related to the real property upon which they are located that an interest in them arises under real property law, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof.

     "INDEBTEDNESS" means all debts, obligations and liabilities of Debtor to Secured Party currently existing or now or hereafter made, incurred or created, whether pursuant to the Loan Documents, whether voluntary or involuntary and however arising or evidenced, whether direct or a acquired by Secured Party by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable and all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred by Secured Party in connection with the collection and enforcement thereof.

     "LIEN" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest Covering all or any part of the property of Debtor or any other Person.

     "LOAN AGREEMENT" means that certain Loan Agreement between Debtor and Secured Party of even date herewith, as amended from time to time.

     "PERSON" means any individual or entity, including without limitation Secured Party where the context so permits and in Secured Party's sole discretion.

     "RECORDS" means all Debtor's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Debtor's business.

     "UNIFORM COMMERCIAL CODE" means the California Uniform Commercial Code, as amended from time to time.

     Terms not specifically defined in this Agreement have the meanings prescribed in the Loan Agreement, and if not defined therein then the meanings prescribed in the Uniform Commercial Code.


                     ARTICLE 2 - GRANT OR SECURITY INTEREST

     To secure the timely payment of the Indebtedness and performance of all obligations of Debtor to Secured Party, Debtor grants to Secured Party a security interest in the Collateral.


                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

     Debtor represents and warrants that, at all times during the term of this
Agreement:

     3.1 GOVERNMENTAL ACTIONS. Debtor has obtained all consents and actions of, and has performed all filings with, any governmental or regulatory authority required to authorize the execution, delivery or performance of this Agreement. Debtor has, at the time Lender makes a Loan with respect to an item of equipment in accordance with Section 2.2 of the Loan Agreement, and at all times thereafter while such Loan is outstanding, obtained all Consents and actions of, and has performed all filings with, any governmental or regulatory authority required to grant and perfect Secured Party's security interest in such item of equipment which is part of the Collateral.

     3.2 TITLE. Except for the security interests created by this Agreement, Debtor is and will be the unconditional legal and beneficial owner of the Collateral. The Collateral is subject to no Liens, rights or defenses of others, except Liens permitted under the Loan Agreement.

     3.3 NO MISREPRESENTATION. No representation, warranty or statement by Debtor contained in this Agreement, in any Loan Document or certificate or other writing furnished by Debtor to Secured Party in connection with any Loan Document contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements made therein not misleading in any material respect.

     3.4 COLLATERAL NOT INVENTORY. Debtor is not in the business of selling goods of the kind included within the Collateral subject to this Agreement.

     3.5 CHIEF EXECUTIVE OFFICE. Debtor's chief executive office is located at:

          2650 San Tomas Expressway
          Santa Clara, CA  95051


     3.6 RECORDS LOCATION. Other than as set forth in Section 3.5, Records are maintained at:

          2650 San Tomas Expressway
          Santa Clara, CA  95051


     3.7 EQUIPMENT OR FIXTURES LOCATION. Other than as set forth in Section 3.5, Equipment or Fixtures are located at:

          Wyatt Drive, Santa Clara, CA
          Jersey City, NJ
          Seattle, WA
          Irvine, CA
          Herndon, VA

     3.8 OTHER PLACES OF BUSINESS. In addition to the locations set forth in Sections 3.5 through 3.7, Debtor maintains the following place(s) of business:

          None

     3.9 BUSINESS NAMES. Debtor has conducted business in the following names other than as stated in the preamble to this Agreement:

           Exodus


     3.10 FINANCING STATEMENTS. Copies of all financing statements and all other documents publicly recorded or filed naming Debtor as debtor or obligor have been delivered to Secured Party, prior to the date of this Agreement.


                       ARTICLE 4 - AFFIRMATIVE COVENANTS

     During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, Debtor will, unless Secured Party otherwise consents in writing:

     4.1 USE OF PROCEEDS. Use the proceeds of any credit extended by Secured Party to Debtor only in accordance with the terms of the Loan Documents.

     4.2 DELIVERY OF CERTAIN ITEMS. Deliver to Secured Party promptly (a) after an Event of Default, all Proceeds; (b) such specific acknowledgments, assignments or other agreements as Secured Party may reasonably request relating to the Collateral; and (c) copies of such Records and other reports in such form and detail and at such times as Secured Party may reasonably require relating to the Collateral.

     4.3 MAINTENANCE OF COLLATERAL; INSPECTION. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and saleable condition, dealing with the Collateral in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and only as permitted by Debtor's insurance policies. Debtor hereby authorizes Secured Party's officers, employees, representatives and agents, upon reasonable notice, at reasonable times and with reasonable frequency, to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Debtor's officers.

     4.4 MAINTENANCE OF RECORDS; INSPECTION. Maintain, or cause to be maintained, complete and accurate records relating to the Collateral. Secured Party, its officer's, employees, agents and representatives, upon reasonable notice, shall have the right, from time to time, to examine the Records relating to the Collateral and to make copies or extracts therefrom.

     4.5  DEBTOR'S DUTY TO GIVE NOTICE.  Give prompt notice to Secured Party of:
(a) any decrease in the value of any Collateral and the amount of such decrease (other than depreciation calculated in the ordinary course of business under applicable tax laws and regulations and in accordance with generally accepted accounting principles); (b) any threatened or asserted dispute or claim with respect to the Collateral; (c) any litigation or administrative or regulatory proceeding which is reasonably likely to have a material adverse effect on Debtor or its business; (d) any change in ownership of any property on which any Collateral is located; and (e) the occurrence of any Event of Default or of any other development, financial or otherwise, which is reasonably likely to materially adversely affect the Collateral or Debtor's ability to pay the indebtedness or perform its obligations to Secured Party.

     4.6 FINANCING STATEMENTS AND OTHER ACTIONS. Execute and deliver to Secured Party, and file or record at Debtor's expense all financing statements, notices and other documents from time to time requested by Secured Party to maintain a first perfected security interest in the Collateral in favor of Secured Party, all in form and substance satisfactory to Secured Party, perform such other acts and execute and deliver to Secured Party such additional conveyances, assignments, agreements and instruments, as Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or Secured Party's rights, powers and remedies hereunder.

     4.7 DECALS, MARKINGS. At the request of Secured Party, firmly affix a decal, stencil or other marking to designated items of Collateral, indicating thereon the security interest of Secured Party.

     4.8 AGREEMENT WITH REAL PROPERTY OWNER/LANDLORD. Obtain and maintain such acknowledgments, consents, waivers and agreements from the owner, lienholder, mortgagee and landlord with respect to any real property on which Collateral is located as Secured Party may require, all in form and substance satisfactory to Secured Party.


                         ARTICLE 5 - NEGATIVE COVENANTS

     During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to secured Party, Debtor will not, without Secured Party's prior written consent:

     5.1 LIENS. Create, incur, assume or permit to exist any Lien on any Collateral, except Liens permitted under the Loan Agreement.

     5.2 DOCUMENTS OF TITLE. Sign or authorize the signing of any financing statement or other document naming Debtor as debtor or obligor, except those which do not relate to the Collateral or which, with respect to the Collateral are permitted under the Loan Agreement, or acquiesce or cooperate in the issuance of any warehouse receipt or other document of title with respect to any Collateral, except those negotiated to Secured Party or those naming Secured Party as secured party.

     5.3 DISPOSITION OF COLLATERAL. Sell, transfer, lease or otherwise dispose of any Collateral.

     5.4 CHANGE IN LOCATION, NAME, LEGAL STRUCTURE. If and to the extent the same would in any manner impair the creation, perfection or priority of Secured Party's security interest in the Collateral, (a) maintain Records, its chief executive office or residence, or a place of business at a location other than as specified in Article 3; or (b) change its name, mailing address, the nature of its business, or its legal structure.


                         ARTICLE 6 - EVENTS OF DEFAULT

     6.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:


          (A) Any "Event of Default" as defined in the Loan Agreement.

          (B) Secured Party shall not have a first perfected security interest in any Collateral for ten (10) or more days after notice to Debtor;

          (C) secured Party reasonably determines, in good faith, that its security interest in the Collateral is materially impaired for ten (10) or more days after notice to Debtor;

          (D) secured Party reasonably determines, in good faith, that any or all of the Collateral, including any proceeds, is in danger of dissipation, loss, theft, damage or destruction, or otherwise in jeopardy such as would materially impair the value of the Collateral (with due consideration to applicable insurance coverage);

          (E) Debtor shall fail to perform any of its duties or obligations under this Agreement not specifically referenced in this Article 6 and such failure remains uncured for ten (10) or more days after notice to Debtor;

     6.2 ACCELERATION AND REMEDIES. Upon the occurrence of any Event of Default secured Party shall be entitled to, at Secured

Party's option, without notice or demand of any kind, (a) declare all or any part of the Indebtedness immediately due and payable; (b) exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law; and (c) exercise any or all of Secured Party's rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Debtor under this Agreement shall continue to be effective or be reinstated, as the case nay be, if at any time any payment of any Indebtedness is rescinded or must otherwise be returned by Secured Party upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Debtor, or otherwise, all as though such payment had not been made.

     6.3 SALE OF COLLATERAL. After the occurrence of an Event of Default Secured Party may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem commercially reasonable. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Secured Party may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser, but Secured Party shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Secured Party may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction.

     6.4 DEBTOR'S OBLIGATION UPON DEFAULT. Upon the request of Secured Party after the occurrence of an Event of Default Debtor will:

          (A) Assemble and make available to Secured Party the Collateral at such place(s) as Secured Party shall designate, segregating all Collateral so that each item is capable of identification; and

          (B) Permit Secured Party, by Secured Party's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral and to remove the Collateral or to conduct any public or private sale of the Collateral, all without any liability of Secured Party for rent or other compensation for the use of Debtor's premises.

                   ARTICLE 7 - SPECIAL COLLATERAL PROVISIONS

     7.1 PERFORMANCE OF DEBTOR'S OBLIGATIONS. Without having any obligation to do so, Secured Party may perform or pay any obligation which Debtor has agreed to perform or pay under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Secured Party shall determine the action to be taken and the amount necessary to discharge such obligations. Debtor shall reimburse Secured Party on demand for any amounts paid by Secured Party pursuant to this Section, which amounts shall constitute Indebtedness secured by the Collateral and shall bear interest from the date of demand at the rate applicable to overdue payments under the Loan Agreement.

     7.2 POWER OF ATTORNEY. For the purpose of protecting, preserving and enforcing the Collateral and Secured Party's rights under this Agreement, Debtor hereby irrevocably appoints Secured Party, with full power of substitution, as its attorney-in-fact with full power and authority to do any act which Debtor is obligated to do, or Secured Party has the right to do, hereunder; to exercise such rights with respect to the Collateral as Debtor might exercise; to use such Collateral; to enter Debtor's premises; to give notice of Secured Party's security interest in and to collect the Collateral and the Proceeds; and to execute and file in Debtor's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of Secured Party's security interests in the Collateral. Debtor hereby ratifies all that Secured Party shall lawfully do or cause to be done by virtue of this appointment.

     7.3 AUTHORIZATION FOR SECURED PARTY TO TAKE CERTAIN ACTION. The power of attorney created in Section 7.3 is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Secured Party to exercise such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Secured Party or any of its directors, officers, employees, agents or representatives be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct. Secured Party may exercise this power of attorney without notice to or assent of Debtor, in the name of Debtor, or in Secured Party's own name, from time to time in Secured Party's sole discretion and at Debtor's expense. To further carry out the terms of this Agreement, Secured Party may upon the occurrence of an Event of Default:

          (A) Execute any statements or documents to take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral;

          (B) Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit, assignments, leases, bills of sale, or any other documents relating to the Collateral, including without limitation the Records;

          (C) Use or operate Collateral or any other property of Debtor for the purpose of preserving or liquidating Collateral;

          (D) File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Secured Party for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral;

          (E) Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Secured Party for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence of an Event of Default Secured Party may apply for the appointment of a receiver or similar official to operate Debtor's business, and, to the fullest extent permitted by law, Debtor hereby waives any right to oppose such appointment;

          (F) Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts, at Secured Party's sole discretion, toward repayment of the Indebtedness or replacement of the Collateral.

     7.4 APPLICATION OF PROCEEDS. Any Proceeds and other monies or property received by Secured Party pursuant to the terms of this Agreement or any Loan Document may be applied by Secured Party first to the payment of expenses of collection, including without limitation to reasonable attorneys' fees, and then to the payment of the Indebtedness in such order of application as Secured Party may elect. Notwithstanding the rights given to Debtor pursuant to California Civil Code sections 1479 and 2822 or equivalent provisions in the laws of the state specified in the governing law clause of this document (and any amendments or successors thereto), to designate how payments will be applied, Debtor hereby waives such rights and Secured Party shall have the right in its sole discretion to determine the order and method of the application of payments received from Debtor or from the sale or disposition of the Collateral and to revise such application prospectively or retroactively at its discretion.

     7.5 DEFICIENCY. If the proceeds of any sale of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all Indebtedness, plus all other sums required to be expended or distributed by Secured Party, then Debtor shall be liable for any such deficiency.

     7.6 SECURED PARTY TRANSFER. Upon the transfer of all or any part of the Indebtedness, Secured Party may transfer all or any part of its interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such interest in the Collateral so transferred, and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to such interest in the Collateral so transferred.


                         ARTICLE 8 - GENERAL PROVISIONS

     8.1 NOTICES. Any notice given by any party under this Agreement shall be given in the manner prescribed in the Loan Agreement.

     8.2 BINDING EFFECT. This Agreement shall be binding upon Debtor, its permitted successors, representatives and assigns, and shall inure to the benefit of Secured Party and its successors, representatives and assigns; provided however that Debtor may not assign or transfer Debtor's obligations under this Agreement without Secured Party's prior written consent. Secured Party reserves the right to sell, assign, or transfer its rights and powers under this Agreement in whole or in part without notice to Debtor. In that connection, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to this Agreement, Debtor or Debtor's business.

     8.3 NO WAIVER. Any waiver, consent or approval by Secured Party of any Event of Default or breach of any provision, condition or covenant of this Agreement or any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver or any breach of default shall be deemed a waiver of any later breach or default of the same or any other provision of this Agreement or any of the Loan Documents. No failure or delay on the part of Secured Party in exercising any power, right or privilege under this Agreement or any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof, or the exercise of any further power, right or privilege.

     8.4 RIGHTS CUMULATIVE. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

     8.5 UNENFORCEABLE PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

     8.6 GOVERNING LAW, WAIVER OF NOTICE. Except as nay be otherwise provided by the Uniform Commercial Code or in any addendum hereto, this Agreement shall be governed by and construed in accordance with the laws of the State of California. To the fullest extent permitted by law, Debtor hereby waives presentment, demand, protest, notice of dishonor and all other notices and demands as well as any applicable statute of limitations.

     8.7 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, is intended by Debtor and Secured Party as the final expression of Debtor's obligations to Secured Party in connection with the Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only by a writing signed by Debtor and accepted by Secured Party in writing.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the preamble.


EXODUS COMMUNICATION, INC.                VENTURE LENDING & LEASING II, INC.


    /s/
By:___________________________            By: _________________________
                                              RONALD W. SWENSON
                                              Chief Executive Officer

                        SCHEDULE 1 TO SECURITY AGREEMENT
                            DESCRIPTION OF EQUIPMENT



QUANTITY    ARTICLE    MAKE    Y. MFG.     MODEL     SERIAL OR
--------    -------    ----    -------     -----     ---------
MOTOR NO.
---------


     See attached continuation to Schedule 1



together with all improvements, replacements, accessions and additions thereto, wherever located, and all Proceeds thereof arising from the sale, lease, rental or other use or disposition of any such property, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

EXODUS COMMUNICATIONS, INC.

     /s/
By: ____________________________



VENTURE LENDING & LEASING II, INC.


By: ____________________________
    RONALD W. SWENSON
    Chief Executive Officer

                        EXHIBIT A TO FINANCING STATEMENT
                                    BETWEEN
                          EXODUS COMMUNICATIONS, INC.,
                                   AS DEBTOR,
                                      AND
                      VENTURE LENDING & LEASING II, INC.,
                                AS SECURED PARTY

                      ____________________________________

     Item 6 continued:
     -----------------

     All of Debtor's right, title and interest in and to the Collateral, as such term is defined below.

     "COLLATERAL" means all Debtor's Equipment and Fixtures now owned or hereafter acquired, wherever located, and whether held by Debtor or any third party, and all proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all Records relating or useful to, or used in connection with any of the foregoing.

     "EQUIPMENT" means all of Debtor's specific equipment identified and described on Schedule 1 attached to this Agreement and incorporated herein by reference (as such Schedule maybe amended or supplemented from time to time), all replacements, parts, accessions and additions thereto, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

     "FIXTURES" means all items of Equipment that are so related to the real property upon which they are located that an interest in them arises under real property law, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof.

     "RECORDS" means all Debtor's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Debtor's business.